UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2019

Enviva Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 Wisconsin Ave, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 7.01.                Regulation FD Disclosure.

On November 15, 2019, Enviva Partners, LP (the “Partnership”) issued a news release announcing that (i) the Partnership, subject to market conditions, intends to offer, with its wholly owned subsidiary Enviva Partners Finance Corp., a Delaware corporation (together with the Partnership, the “Issuers”), $450 million in aggregate principal amount of the Issuers’ senior unsecured notes due 2026 (the “Notes”) in a private placement to eligible purchasers (the “Notes Offering”) and (ii) the Partnership issued a notice of redemption for all of the Issuers’ outstanding 8.5% senior unsecured notes due 2021, which redemption is conditioned on the completion of the Notes Offering. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The offering memorandum to be provided to prospective investors for the Notes Offering contains the Total Leverage Ratio and the Interest Coverage Ratio under the Partnership’s senior secured revolving credit facility as of September 30, 2019. As of September 30, 2019, the Partnership’s Total Leverage Ratio was 3.55 to 1.00 and its Interest Coverage Ratio was 4.16 to 1.00, and on a pro forma basis for the issuance of the Notes and the application of the net proceeds from the Notes Offering, its Total Leverage Ratio would be 3.64 to 1.00.

The information in this Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K is being “furnished” and shall not be deemed to be “filed” by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.                Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
99.1

Press Release titled “Enviva Partners, LP Announces Launch of $450.0 Million Offering of Senior Notes and Provides Notice of Conditional Early Redemption of the Existing 2021 Notes,” dated November 15, 2019.

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SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, its general partner
Date: November 15, 2019
	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Vice President, Associate General Counsel and Secretary

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